UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               April 30, 2001                                  0-7928
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Date of Report (Date of earliest event reported)      (Commission File Number)

                        COMTECH TELECOMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                                    11-2139446
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 (State or other jurisdiction of         (I.R.S. Employee Identification Number)
  incorporation or organization)

                       105 Baylis Road, Melville, NY 11747
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               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 777-8900
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              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OF ASSETS.

      On April 30, 2001, Comtech Telecommunications Corp. (the "Company") completed the acquisition of the commercial satellite, medical and government RF microwave amplifier product line of MPD Technologies, Inc., (the "Acquisition") for $11 million in cash, subject to post-closing adjustment.

      The Company's news release, dated May 1, 2001, announcing the completion of the Acquisition is filed as an exhibit hereto and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b) To be filed by amendment to this Form 8-K not later than July 13, 2001.

(c) Exhibits:

      2.1 Asset Purchase Agreement between MPD Technologies, Inc. and Comtech Telecommunications Corp., dated as of March 2, 2001.

      99    News Release, dated May 1, 2001.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COMTECH TELECOMMUNICATIONS CORP.


                               By:    /s/  J. PRESTON WINDUS, JR.
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                               Name:  J. Preston Windus, Jr.
                               Title: Senior Vice President and Chief Financial
                                      Officer

Date: May 14, 2001

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                                  EXHIBIT INDEX

Exhibit No.                      DOCUMENT DESCRIPTION

    2.1         Asset Purchase Agreement between MPD Technologies, Inc.
                and Comtech Telecommunications Corp., dated as of March
                2, 2001.

    99          News Release, dated May 1, 2001.